Exhibit 99.1

Hennessy Capital Acquisition Corp. III Completes Acquisition of NRC Group From J.F. Lehman & Company

- NRC Group Becomes a Public Company, Trading on the NYSE American Under the Ticker “NRCG” to Commence on October 18, 2018 -

NEW YORK – October 17, 2018 – Hennessy Capital Acquisition Corp. III (NYSE American: HCAC.U, HCAC, HCAC.WS) (“HCAC” or the “Company”) today announced the closing of its previously announced acquisition of NRC Group Holdings, LLC (“NRC Group”) from investment affiliates of J.F. Lehman & Company (“JFLCo”). The acquisition was approved at HCAC’s special meeting of stockholders held earlier today.

As part of the transaction, HCAC changed its name to “NRC Group Holdings Corp.” As a result, the Company expects that, effective October 18, 2018, the Company’s common stock and warrants will begin trading under the ticker symbols “NRCG” and “NRCG WS,” respectively, on the NYSE American exchange.

NRC Group is a global provider of comprehensive environmental, compliance and waste management services to the marine and rail transportation, general industrial and energy markets. NRC Group’s broad range of capabilities includes standby, environmental and waste disposal services, which enable it to provide a global reach to meet the critical, non-discretionary needs of its more than 5,000 customers across diverse industries and end markets to ensure compliance with environmental, health and safety laws around the world. Christian Swinbank, who was appointed CEO of NRC Group at its formation, will continue to serve in that capacity for the combined company post-closing.

Commenting on the acquisition, Swinbank said: “Today is a significant milestone for our company. We believe our new public listing will significantly enhance our ability to execute on the numerous exciting growth initiatives currently underway at NRC Group. Our mission in creating NRC Group was to provide a unique ‘cradle-to-grave’ solution for our customers’ waste streams from the point of generation all the way through the ultimate deposit at one of our landfill facilities, and we are proud to say that we have succeeded in providing that for our customers. We look forward to continuing our expansion to provide superior solutions to any environmental requirements, anytime and anywhere our customers need us.”

Daniel J. Hennessy, former Chairman and CEO of HCAC, commented: “With its best-in-class industry position, scalable business platform and numerous opportunities to further enhance and differentiate its unique service offerings, NRC Group is poised for significant growth and shareholder value creation.”

HCAC was advised on the transaction by Credit Suisse Securities (USA) LLC and Stifel as capital markets advisors; Nomura Securities International, Inc. as financial advisor and committed equity financing provider; and with Sidley Austin LLP and Ellenoff Grossman & Schole LLP as legal counsel.

Stifel and Houlihan Lokey Capital, Inc. served as financial advisors to JFLCo and Jones Day and Blank Rome LLP provided legal counsel.

About NRC Group and JFLCo

NRC Group was established in June 2018 through the combination of two businesses, National Response Corporation and Sprint Energy Services, both previously operating separately under the ownership of investment affiliates of JFLCo, a leading middle-market private equity firm focused exclusively on the aerospace, defense, maritime, government and environmental sectors. For more information regarding NRC Group, please visit www.nrcc.com. For more information regarding JFLCo, please visit www.jflpartners.com. No portion of the websites referenced in this paragraph is incorporated by reference into or otherwise deemed to be a part of this news release.

About Hennessy Capital Acquisition Corp. III

Hennessy Capital Acquisition Corp. III is a blank check company founded by Daniel J. Hennessy and formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s acquisition and value creation strategy is to identify, acquire and, after its initial business combination, build an industrial/infrastructure manufacturing, distribution or services business.

Forward-Looking Statements

This news release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to: (1) references with respect to the anticipated benefits of that certain Purchase Agreement, dated as of June 25, 2018 and amended as of July 12, 2018 (as may be further amended or supplemented), by and between the Company and JFL-NRC-SES Partners, LLC, a Delaware limited liability company, and the transaction contemplated thereunder (the “Business Combination”); (2) the projection of future financial performance of NRC Group, NRC Group’s operating companies and HCAC following the Business Combination; (3) changes in the market for NRC Group’s services and expansion plans and opportunities; (4) future acquisition or additional business combinations; and (5) the continued listing of the Company’s securities on the NYSE American.

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These forward-looking statements are not guarantees of future results and are subject to various risks, uncertainties and assumptions that could cause actual results to differ materially and adversely from those expressed in any forward-looking statement, and which include, but are not limited to, the following factors: (1) the outcome of any legal proceedings that may be instituted against NRC Group, JFLCo or the Company following announcement of the Business Combination and related transactions; (2) the ability to maintain the listing of the Company’s securities on the NYSE American following the Business Combination; (3) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined business to grow and manage growth profitably; (4) unexpected costs, charges or expenses related to or resulting from the Business Combination; (5) changes in applicable laws or regulations; (6) the possibility that NRC Group or the Company may be adversely affected by other economic, business, and/or competitive factors; and (7) other risks and uncertainties indicated in the definitive proxy statement filed by HCAC with the Securities and Exchange Commission (the “SEC”) on October 1, 2018 in connection with the Business Combination, including those under the heading “Risk Factors” therein, and other factors. Investors and potential investors are urged not to place undue reliance on forward-looking statements in this news release, which speak only as of this date. Neither the Company nor JFLCo nor NRC Group undertakes any obligation to revise or update publicly any forward-looking statement to reflect future events or circumstances. Nothing contained herein constitutes or will be deemed to constitute a forecast, projection or estimate of the future financial performance of the Company or NRC Group, following the implementation of the Business Combination or otherwise. In addition, actual results are subject to other risks identified in the Company’s prior and future filings with the SEC, available at www.sec.gov.

No Offer or Solicitation

This news release does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Contacts:

Hennessy Capital Acquisition Corp. III

Nicholas A. Petruska, Executive Vice President and CFO

(312) 803-0372

npetruska@hennessycapllc.com

or

Liolios Group, Investor Relations

Cody Slach

(949) 574-3860

HCAC@liolios.com

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